Summary ProspectusOctober 30, 2009

T. Rowe Price Strategic Income Fund, Inc.—PRSNX

Before you invest, you may want to review the fund`s prospectus, which contains more information about the fund and its risks. You can find the fund`s prospectus and other information about the fund online at troweprice.com/prospectusesandreports. You can also get this information at no cost by calling 1-800-638-5660 or by sending an e-mail request to info@troweprice.com. This Summary Prospectus incorporates by reference the fund`s prospectus, dated October 1, 2009 and supplemented October 28, 2009, and Statement of Additional Information, dated October 1, 2009.

Investment Objective

The fund seeks to provide high income and some capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Fees and Expenses of the Fund
Shareholder fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None
Redemption fee	None
Maximum account fee	$10a
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.51%
Distribution and service (12b-1) fees	0.00%
Other expenses	0.88%
Acquired fund fees and expenses	0.12%
Total annual fund operating expenses	1.51%
Fees waiver/expense reimbursement	0.71%b
Total annual fund operating expenses after fee waiver/expense reimbursement	0.80%b

aNonretirement accounts with less than a $2,000 balance (with certain exceptions) may be subject to an annual $10 fee.

bTo limit the fund`s expenses during its initial period of operations, T. Rowe Price Associates, Inc. contractually obligated itself (through September 30, 2011) to waive its fees and bear any expenses that would cause the fund`s ratio of expenses to average net assets to exceed 0.80%. Termination of this agreement would require approval by the fund`s Board of Directors. Expenses paid or assumed or fees waived under this agreement are subject to reimbursement to T. Rowe Price Associates, Inc. by the fund whenever the fund`s expense ratio is below 0.80%. However, no reimbursement will be made more than three years after the waiver or payment, or if it would result in the expense ratio exceeding 0.80%. Any amounts reimbursed will have the effect of increasing fees otherwise paid by the fund.

Example  This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, the fund`s operating expenses remain the same, and the expense limitation currently in place is not renewed. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$82	$299	$624	$1,544

Portfolio Turnover  The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund`s performance. From the fund`s inception to the end of its most recent fiscal year, fund`s portfolio turnover rate was 88.6% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies  The fund will invest at least 80% of its net assets in income-producing securities or other income-producing instruments. The fund may invest in a variety of securities in an effort to enhance income and achieve some capital growth. The fund shifts its investments among the following sectors based on market conditions and outlook:

  Government and agency obligations of the U.S. and foreign countries (including emerging market countries);

  Corporate bonds of issuers in the U.S. and foreign countries (including emerging market countries);

  U.S. dollar and non-U.S. dollar-denominated debt securities of issuers located in foreign countries (including emerging market countries);

  Mortgage-backed, commercial mortgage-backed, and asset-backed securities (including collateralized mortgage obligations);

  Bank loans and loan participations;

  Convertible bonds and other convertible securities; and

  Preferred stocks.

  Up to 50% of the fund`s net assets can be invested in non-U.S. dollar-denominated foreign debt securities. The fund may hold non-U.S. currencies without holding any bonds or other income-producing securities denominated in those currencies. There is no limit on the fund`s investments in U.S. dollar-denominated foreign debt securities.

  Up to 65% of the fund`s net assets can be invested in noninvestment-grade securities and other holdings. The noninvestment-grade portion of the fund`s portfolio may consist of the following: noninvestment-grade bonds (also called high yield or "junk bonds") of companies in the U.S. and other developed countries (not to exceed 40% of the fund`s net assets); U.S. dollar-denominated debt securities in emerging markets (not to exceed 25% of the fund`s net assets); non-U.S. dollar-denominated debt securities in emerging markets (not to exceed 20% of the fund`s net assets); bank loans and loan participations (not to exceed 25% of the fund`s net assets); convertible securities (not to exceed 15% of the fund`s net assets); and preferred stocks (not to exceed 15% of the fund`s net assets). Ratings will be determined, at the time of purchase, by at least one nationally recognized statistical rating organization (NRSRO) or, if not so rated, a comparable rating by T. Rowe Price. If a security is split-rated (i.e., one rating is below investment grade and one is at or above investment grade), the higher rating will be used. Although there are no maturity restrictions, under normal conditions the fund's weighted averaged maturity is expected to be between 4 and 15 years.

  In keeping with the fund`s objective, we may also invest in other securities, and use futures, options, and swaps and engage in foreign currency transactions. The fund may sell holdings for a variety of reasons, such as to adjust the portfolio's average maturity, duration, or credit quality or to shift assets into higher or lower yielding securities or different sectors.

  Principal Risks  As with any mutual fund, there is no guarantee that the fund will achieve its objective. The fund`s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund are summarized below:

  Interest rate risk This is the risk that a rise in interest rates will cause the price of a fixed rate debt security to fall. Generally, the longer the weighted average maturity of an underlying fund, the greater its interest rate risk.

  Credit risk This is the risk that an issuer of a debt security or counterparty to an over-the-counter derivative could suffer an adverse change in financial condition that results in a payment default, security downgrade, or inability to meet a financial obligation.

  Liquidity risk This is the risk that the fund may not be able to sell a security timely or at desired prices.

  Foreign investing risk This is the risk that the fund`s investments in foreign securities may be adversely affected by political and economic conditions overseas, reduced liquidity, or decreases in foreign currency values relative to the U.S. dollar. These risks are heightened for the fund`s investments in emerging markets. To the extent the fund purchases and sells currencies, it is subject to the additional risk that its effort at hedging will not succeed.

  Prepayment risk and extension risk Prepayment risk is the risk that the principal on mortgage-backed securities, other asset-backed securities or any fixed income security with an embedded call option may be prepaid at any time, which could reduce yield and market value. The rate of prepayments tends to increase as interest rates fall, which could cause the average maturity of the portfolio to shorten. Extension risk may result from a rise in interest rates, which tends to make mortgage-backed securities, asset-backed securities and other callable fixed income securities more volatile.

  Derivatives risk To the extent the fund uses futures, swaps, and other derivatives, it is exposed to additional volatility and potential losses resulting from leverage. The use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid, and difficult to value.

  Performance  Because the fund commenced operations in 2008, there is no historical performance information shown. Performance will be presented after the fund has been in operation for one full calendar year. Current performance information is available through troweprice.com or may be obtained by calling 1-800-225-5132.

  Management

  Investment Adviser  T. Rowe Price Associates, Inc. (T. Rowe Price).

  Investment Sub-Adviser  T. Rowe Price International, Inc.

  Portfolio Manager  The fund is managed using a team approach. Steven C. Huber is Chairman of the fund's Investment Advisory Committee and joined T. Rowe Price in 2006. Michael J. Conelius is a portfolio manager with T. Rowe Price and joined T. Rowe Price in 1988. Andrew McCormick is a portfolio manager with T. Rowe Price and joined T. Rowe Price in 2008. Michael J. McGonigle is the head of investment-grade credit research at T. Rowe Price and joined T. Rowe Price in 1995. David Stanley is a portfolio manager with T. Rowe Price International, Inc. and joined T. Rowe Price International, Inc. in 2003.

  Purchase and Sale of Fund Shares

  The following shows the fund`s investment minimums for various types of accounts:

Type of Account	Minimum initial purchase	Minimum subsequent purchase
Accounts investing through Automatic Asset Builder	$0	$50
IRAs and retirement plan accounts, Uniform Gifts to Minors Act or Uniform Transfers to Minors Act (UGMA/UTMA) accounts, and Education Savings Accounts (ESAs)	1,000	50
All other accounts	2,500	100

  You may sell all or a portion of the shares in your account at any time by writing us, calling us, or accessing your account online. Redemption proceeds of less than $5,000 sent by wire are subject to a $5 fee paid to the fund.

  If you are purchasing fund shares through an intermediary such as a broker-dealer or bank, contact your intermediary for trade deadlines and the applicable policies for purchasing, selling or exchanging your shares as well as initial and subsequent investment minimums.

  Tax Information

  The fund declares dividends daily and pays them on the first business day of each month. Fund distributions may be taxed as ordinary income or capital gains, unless you invest through an IRA, 401(k) plan, or other tax-deferred account.

  Payments to Broker-Dealers and Other Financial Intermediaries

  The fund may pay third-party intermediaries, such as broker-dealers or banks, for performing shareholder and administrative services for underlying shareholders holding shares of the fund in accounts with the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the fund over another investment.

  F175-045 10/30/09

  T. Rowe Price Associates, Inc.

  100 East Pratt Street

  Baltimore, MD 21202